ASSIGNMENT AND ASSUMPTION OF LEASES


     THIS ASSIGNMENT AND ASSUMPTION OF LEASES (this "Agreement") is made as of December 31, 2003 (the "Effective Date"), by and among HB-ESC II, LLC, a Washington limited liability company ("Assignor"), EMERITUS CORPORATION, a Washington corporation, doing business in Louisiana as Emeritus Corporation of Washington ("Assignee"), and DANIEL R. BATY, an individual ("Guarantor").
                                    RECITALS
     A. Assignor is the "Lessee" under those certain leases identified on Exhibit A attached hereto and incorporated herein by this reference (as the same
  -------
have been or may hereafter be modified, amended, or supplemented from time to time in accordance with the respective terms thereof, collectively, the "Leases"). Exhibit A also identifies (i) the original and current "Lessee"
            ----------
under each Lease, (ii) the original and current "Lessor" under each Lease, (iii) the City and State in which each facility is located (collectively, the facilities covered by the Leases are referred to herein as the "Facilities"), and (iv) the date of each Lease for identification purposes. The land, improvements, related rights and personal property (if any) covered by the Leases may sometimes be referred to herein, collectively, as the "Leased Property."
B. Guarantor has guaranteed the obligations of Lessee under each of the Leases pursuant to those certain written guaranties dated as of May 1, 2002, in favor of the "Lessor" under the Leases (as the same may have been amended, modified, supplemented or reaffirmed from time to time, collectively, the "Guaranties").
C. Assignor desires to assign all of its right, title and interest in and to the Leases to Assignee and Assignee desires to assume all of the duties, covenants, obligations and liabilities of Assignor under the Leases, but only to the extent such duties, covenants, obligations and liabilities arise on or after the Effective Date.
D. Pursuant to Section 5 of the First Amendment to the Leases, identified on Exhibit A, Assignor is permitted to assign the Leases to Assignee as provided
----------
therein.
--
E. Guarantor has agreed to consent to the assignment, to reaffirm the Guaranties as to the obligations of Assignor, and to expressly guaranty the obligations of Assignee under the Leases.
                                    AGREEMENT
     NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby confirmed and acknowledged, the parties hereto agree as follows:
1.     Assignment and Assumption of Leases.  Effective as of the Effective Date,
       -----------------------------------
     Assignor hereby unconditionally assigns and transfers to Assignee all of its right, title and interest under the Leases and Assignee hereby unconditionally assumes and agrees to keep, perform and observe all of the covenants, conditions, duties, obligations and liabilities of the "Lessee" under each of the Leases.
2.

Consent  and  Reaffirmation  of  Guarantor.
------------------------------------------
     Guarantor consents to the assignment by Assignor to Assignee as provided in
Section 1 above. Guarantor acknowledges and agrees that the Guaranties shall continue in full force and effect as to the obligations of Lessee under the Leases, including both the obligations of Assignor as Lessee and the obligations of Assignee as Lessee thereunder. Assignor and Assignee are authorized to provide Lessor with a copy of this Agreement, and, at the request of Lessor, Guarantor agrees to sign and deliver to Lessor a separate reaffirmation of the Guaranties.
3.     Miscellaneous  Provisions.
       -------------------------
(a)     Successors  and  Assigns.  Subject  to  the  restrictions  and  other
        ------------------------
limitations  expressly set forth herein and in the Leases, the terms, covenants,
        -
and conditions hereof shall inure to the benefit of and be binding upon the respective parties hereto, their successors, and permitted assigns.
(b)     Notices.  Notices  to  the parties to this Agreement shall be in writing
        -------
and sent and deemed effective in the manner and at the time provided in the Leases. Notices shall be given to the addresses set forth below or to any other address designated in writing by the appropriate party:

     If  to  Assignor:     HB-ESC  II,  LLC
     ----------------
          c/o  Columbia  Pacific  Management,  Inc.
     600  University  Street,  Suite  2500
     Seattle,  Washington  98101
          Fax:  (206)  728-9327
     Attn:  Kathy  Mackey

If  to  Assignee:     Emeritus  Corporation
----------------
                         3131  Elliott  Avenue,  Suite  500
     Seattle,  WA  98121-1031
Facsimile:  (206)  301-4500
          Attn:  Raymond  Brandstrom

If  to  Guarantor:     Daniel  R.  Baty
-----------------
600  University  Street,  Suite  2500
          Seattle,  Washington  98121

A  copy  of  all  notices  shall  be  sent  to:
     The  Nathanson  Group,  PLLC
     1520  Fourth  Ave.,  Sixth  Floor
     Seattle,  Washington  98101
     Fax:  (206)  623-1738
     Attn:  Randi  S.  Nathanson,  Esq.

(c)     Counterparts.  This  Agreement  may  be  executed  in  any  number  of
        ------------
counterparts  and  by  different  parties  to  this  Agreement  in  separate
        -
counterparts,  each  of which when so executed shall be deemed to be an original
        -
and  all  of  which  taken together shall constitute one and the same Agreement.
Delivery of an executed counterpart of a signature page to this Agreement via telephone facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Agreement. Subject to the other provisions hereof, this Agreement shall become effective when each of the parties has received a counterpart of this Agreement executed by the other parties to this Agreement or a copy of such executed Agreement signed in counterparts.
(d)     Attorneys'  Fees.  In  any dispute or action between the parties arising
        ----------------
out of this Agreement, the prevailing party shall be entitled to have and recover from the losing party such amount as the court may adjudge reasonable as attorneys' fees and expenses together with costs of litigation incurred by the prevailing party, in addition to all other amounts provided at law.
(e)     Amendment.  Any  alteration,  change  or  modification  of  or  to  this
        ---------
Agreement, in order to become effective, must be made in writing and in each instance signed on behalf of each party to be charged.
(f)     Severability.  If  any  term,  provision,  condition or covenant of this
        ------------
Agreement or its application to any party or circumstances shall be held, to any extent, invalid or unenforceable, the remainder of this Agreement, or the application of the term, provision, condition or covenant to persons or circumstances other than those as to whom or which it is held invalid or unenforceable, shall not be affected, and shall be valid and enforceable to the fullest extent permitted by law.
(g)     Integration.  This  Agreement  contains  the entire understandings among
        ------------
the parties relating to the matters set forth herein. All prior or contemporaneous agreements, understandings, representations and statements with respect to the subject matters hereof, whether direct or indirect, oral or written, are merged into and superseded by this Agreement, and shall be of no further force or effect.
(h)     Cooperation of Parties.  Each party agrees to sign any other and further
        ----------------------
instruments and documents and take such other actions as may be reasonably necessary or proper in order to accomplish the intent of this Agreement, so long as the terms thereof are fully consistent with the terms of this Agreement.
(i)     Governing  Law.  This Agreement shall be construed under the laws of the
        --------------
State  of  Washington.




                            [Signature Page Follows]

             [Signature Page to Assignment and Assumption of Leases]

     IN WITNESS WHEREOF, the parties hereto have entered into this Agreement effective as of the date first above written.

     HB-ESC  II,  LLC,
     a  Washington  limited  liability  company


     By:  /s/  Daniel  R.  Baty
ASSIGNOR:      Daniel  R.  Baty,  Manager


     EMERITUS CORPORATION, a Washington corporation, doing business in Louisiana as Emeritus Corporation of Washington


     By:  /s/  William M. Shorten
ASSIGNEE:      William M. Shorten
Its:  Director of Real Estate Finance




GUARANTOR: /s/  DANIEL  R.  BATY
                DANIEL  R.  BATY

                                    EXHIBIT A


               LESSEE     LESSOR     CITY/STATE     DATE OF LEASE
                                     ----------     -------------

               February  21,  1997
HB-ESC  II,  LLC,  successor  to  Integrated  Living  Communities of Alexandria,
      L.L.C., successor to Integrated Living Communities of Alexandria, Inc.
                            First Amendment (5/1/02)
                               HCPI     Alexandria, LA
                               ----     --------------

HB-ESC II, LLC, successor to Integrated Living Communities of Lafayette, L.L.C., successor to Integrated Living Communities of Lafayette, Inc.
February  21,  1997
                                    First Amendment (5/1/02)
                                HCPI     Lafayette, LA
                                ----     -------------

HB-ESC II, LLC, successor to Integrated Living Communities of Lake Charles, L.L.C., successor to Integrated Living Communities of Lake Charles, Inc. February 21, 1997
                                    First Amendment (5/1/02)
                              HCPI     Lake Charles, LA
                              ----     ----------------